AMENDMENT TO EMPLOYMENT AGREEMENT


                  This Amendment dated as of August 29, 1997, effective as of July 1, 1997, to Employment Agreement dated April 11, 1997 (the "Employment Agreement") is entered into among Mary J. George (the "Executive"), Bell Sports Corp., a Delaware corporation (the "Holding Company"), and Bell Sports, Inc., a California corporation (the "Operating Company"). Except as otherwise provided in Appendix A hereto, the Holding Company and the Operating Company are collectively referred to herein as the "Company."

                  WHEREAS, the Executive currently serves as President and Chief Operating Officer of both the Holding Company and the Operating Company pursuant to the terms of the Employment Agreement; and

                  WHEREAS, the Company and the Executive desire to amend the Employment Agreement as set forth herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereby agree that the Employment Agreement shall be amended as set forth below, effective as of July 1, 1997.

                  1. The first sentence of Section 3(a) of the Employment Agreement is amended to read in its entirety as follows:

         "During the Employment Period, the Company shall pay to the Executive an annual base salary at the rate of $300,000 per annum, payable in accordance with the Company's executive payroll policy."

                  2. The fifth sentence of Section 3(c)(i) of the Employment Agreement is amended to read in its entirety as follows, and Appendix A to this Amendment shall be Appendix A to the Employment Agreement:

         "All restricted phantom stock units awarded pursuant to this Section 3(c)(i) shall become fully vested upon the earlier to occur of the termination of the Employment Period or a 'Change in Control' of the Company, as such term is defined in Appendix A to this Agreement;
         provided, however, that in the event of the termination of the Executive's employment voluntarily by the Executive pursuant to Section 4(e) hereof or by the Company for "Cause" pursuant to Section 4(c) hereof (as such term is defined in such section), no such restricted phantom stock units shall vest, and all such restricted phantom stock units shall be forfeited."

                  3. Section 3(e) of the Employment Agreement is amended to read in its entirety as follows:

                  "(e) Perquisites. During the Employment Period, the Executive shall be entitled to (i) the use of an automobile and reimbursement by the Company for all expenses relating to the operation thereof and (ii) reimbursement for all expenses relating to the Executive's commuting by commercial airline between the San Jose and Los Angeles metropolitan areas."

                  4. Section 3(h) of the Employment Agreement is amended by adding the following sentence at the end thereof:

         "In addition, the Executive shall be reimbursed for all medical and dental expenses that are not covered under the medical and dental plans otherwise covering the Executive."

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                            BELL SPORTS CORP.


                                            By /s/ Terry G. Lee
                                              ----------------------------------
                                                        Terry G. Lee
                                                  Chairman of the Board and
                                                  Chief Executive Officer



                                            BELL SPORTS, INC.


                                            By /s/ Terry G. Lee
                                              ----------------------------------
                                                        Terry G. Lee
                                                  Chairman of the Board and
                                                  Chief Executive Officer



                                            EXECUTIVE:


                                             /s/ Mary J. George
                                            ------------------------------------
                                                Mary J. George

                                   Appendix A
                                   ----------


                  For purposes of the Employment Agreement dated April 11, 1997, as amended as of August 29, 1997, among Mary J. George, Bell Sports Corp. (the "Company") and Bell Sports, Inc., "Change in Control" shall mean:

                  (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i), (ii) and (iii) of section (3) of this definition shall be satisfied; and provided further that, for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 20% or more of the Outstanding Company Common Stock or 20% or more of the Outstanding Company Voting Securities by reason of an acquisition by the Company and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

                  (2) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least 66-2/3% of such Board; provided, however, that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least 66-2/3% of the directors then comprising the Incumbent Board shall be deemed to have been a member of the

Incumbent Board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed to have been a member of the Incumbent Board;

                  (3)  approval  by  the   stockholders  of  the  Company  of  a
reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation, (i) more than 60% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and more than 60% of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation and in substantially the same proportions relative to each other as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or the corporation resulting from such reorganization, merger or consolidation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of such corporation or 20% or more of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and
(iii) at least 66-2/3% of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation; or

                  (4) approval by the stockholders of the Company of (i) a plan of complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately after such sale or other disposition, (A) more than 60% of the then outstanding shares of common stock thereof and more than 60% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such sale or other disposition and in substantially the same proportions relative to each other as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or such corporation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock thereof or 20% or more of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors and (C) at least 66-2/3% of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.